UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

Leap Wireless International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29752	33-0811062
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

10307 Pacific Center Court, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 882-6000

Item 12. Results of Operations and Financial Condition.

     On May 17, 2004, Leap Wireless International, Inc., a Delaware corporation (“Leap” or the “Company”) issued a press release regarding its financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished in this Current Report, including the exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7. Exhibits.

(c)	Exhibits.

Exhibit
Number	Description of Exhibit
99.1	The Company’s press release, dated May 17, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2004	LEAP WIRELESS INTERNATIONAL, INC.
	By:	/s/ Stewart D. Hutcheson
Stewart D. Hutcheson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	The Company’s press release, dated May 17, 2004.